Exhibit 32.2
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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Wellstone Filters, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel Veasey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated:  May 16, 2005                           By /s/ Samuel Veasey
----------------------                            -----------------
                                               Samuel Veasey
                                               Chief Financial Officer
                                               (Principal Financial Officer)


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Wellstone Filters, Inc. and will be retained by Wellstone Filters, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.